UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2025

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-274434	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St.

Austin, Texas 78702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Common Stock at an exercise price for $11.50 per share	TE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 pf this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by T1 Energy Inc. (the “Company”) on December 27, 2024, as amended on a Form 8-K/A filed with the SEC on March 10, 2025, the Company completed the previously announced transactions contemplated under a transaction agreement (the “Transaction Agreement”) entered into with Trina Solar (Schweiz) AG, an entity organized under the laws of Switzerland on November 6, 2024 for the acquisition of all legal and beneficial ownership in the shares of capital stock of Trina Solar (U.S.) Holding Inc., a Delaware corporation (the “Target”), which owns, directly or indirectly, all legal and beneficial ownership in the shares of capital stock of, or other ownership, membership or equity interest in (a) Trina Solar US Manufacturing Holding Inc., a Delaware corporation, (b) Trina Solar US Manufacturing Module Associated Entity 1, LLC, a Texas limited liability company, (c) Trina Solar US Manufacturing Module 1, LLC, a Texas limited liability company, and (d) Trina Solar US Manufacturing Cell 1, LLC, an Oklahoma limited liability company (the “Transaction”).

This Current Report on Form 8-K provides a pro forma statement of operations of the Company, as described in Item 9.01 below and which is incorporated into this Item 2.02 by reference, giving effect to the Transaction as if it has been consummated on January 1, 2024. This Current Report on Form 8-K should be read in connection with the Company’s December 27 and March 10 filings referenced above, which together provide a more complete description of the Transaction.

In addition, to the extent required, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 2.02 by reference.

The information contained in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01 Other Events.

This Current Report on Form 8-K provides a pro forma statement of operations, as described in Item 9.01 below, which is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Pro forma financial information.

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Transaction, attached as Exhibit 99.1 hereto:

●	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024; and

●	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 Energy Inc.

By:	/s/ Joseh Evan Calio
	Name:	Joseph Evan Calio
	Title:	Chief Financial Officer

Dated: April 9, 2025

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